SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  September 16, 2011
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CUSTOMERS BANCORP, INC.
(Exact Name of Registrant as specified in its charter)

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Pennsylvania		27-2290659
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1015 Penn Avenue
Suite 103
Wyomissing PA 19610

Registrant's telephone number, including area code:  (610) 933-2000

None
(Former name or former address, if changed since last report)

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Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Reorganization

Customers Bancorp, Inc. (the “Company”) entered into a Plan of Merger and Reorganization, effective September 17, 2011, by and among the Company, Customers Bank and New Century Interim Bank (the “Plan of Reorganization”) pursuant to which the Company became a bank holding company of Customers Bank (the “Reorganization”).  Upon the Reorganization, Customers Bank’s shareholders received one share of the Company’s common stock, par value $1.00 per share, for every three shares of Customers Bank common stock held, and one share of the Company’s Class B Non-Voting Common Stock, par value $1.00 per share, for every three shares of Customers Bank Class B Non-Voting Common Stock held.  Further, all outstanding warrants and options to purchase shares of Customers Bank’s common stock were exchanged for warrants or options, respectively, to purchase shares of the Company’s common stock.

The shares of common stock and Class B Non-Voting Common Stock issued by the Company to shareholders of Customers Bank in the Reorganization were registered pursuant to the Company’s registration statement on Form S-1 (File No. 333-166225) which was declared effective by the Securities and Exchange Commission on August 11, 2011 (the “Registration Statement”).  The joint proxy statement-prospectus which forms a part of the Registration Statement contains a more complete description of the business of Customers Bank and the Company, as well as the terms of the Reorganization.

Amendment to Merger Agreement

On September 16, 2011, the Company entered into an Amendment (the “Amendment”) to that certain Agreement and Plan of Merger, dated as of August 23, 2010, by and among the Company, Customers Bank, Berkshire Bancorp, Inc. (“Berkshire”) and Berkshire Bank, as amended on April 27, 2011 (the “Merger Agreement”).  Pursuant to the Amendment, the Company agreed to exchange each share of the Berkshire TARP Shares Series A (as defined in the Merger Agreement) into one share of the Company’s Preferred Stock designated as “Fixed Rate Cumulative Perpetual Preferred Stock, Series A,” par value $1.00 per share (the “Series A Shares”), and to exchange each share of the Berkshire TARP Shares Series B (as defined in the Merger Agreement) into one share of the Company’s Preferred Stock designated as “Fixed Rate Cumulative Perpetual Preferred Stock, Series B,” par value $1.00 per share (the “Series B Shares” and, together with the Series A Shares, the “preferred shares”).  Additionally, in connection with the consummation of the transactions contemplated by the Merger Agreement, the Company and Berkshire agreed to waive certain conditions to closing including: (i) the condition that the Company appoint a director designee of Berkshire to its board of directors; (ii) the condition that Berkshire and Berkshire Bank receive not less than $3,180,000 in new net cash proceeds from an issuance of fully paid, non-assessable capital securities qualifying for Tier I capital treatment under all applicable banking laws and regulations; and (iii) the condition that Berkshire shall have repurchased and retired the Berkshire TARP Shares Series A and Berkshire TARP Shares Series B, and otherwise terminated and satisfied all obligations of Berkshire and Berkshire Bank under the U.S. Treasury Department’s Troubled Asset Relief Program.  Further, as a result of the Company’s assumption of Berkshire’s TARP obligation, the Company also assumed and entered into amendments of employment agreements with each of Norman Heilenman, Richard Gromis and Lori Maley.

At 12:03 a.m. on September 17, 2011, the Company consummated its acquisition of Berkshire, and, in accordance with the terms of the Merger Agreement, each Berkshire shareholder received  0.1534 of a share of the Company’s common stock, par value $1.00 per share, for each share of Berkshire common stock held.  The shares of common stock issued by the Company to shareholders of Berkshire were registered on the Registration Statement.  The acquisition of Berkshire does not involve a “significant amount of assets” as determined in accordance with Form 8-K and Regulation S-X promulgated under the Securities Exchange Act of 1934, as amended, and is not therefore reported as an Item 2.01 Completion of Acquisition or Disposition of Assets in this Report on Form 8-K.

Assumption of Berkshire TARP Obligation

On September 16, 2011, the Company, Berkshire and the United States Department of Treasury (“Treasury”) entered into a letter agreement (the “TARP Letter Agreement”) pursuant to which the Company agreed to assume the due and punctual performance and observance of Berkshire’s covenants, agreements, and conditions under that certain Letter Agreement, dated as of June 12, 2009, by and between Treasury and Berkshire, incorporating the Securities Purchase Agreement – Standard Terms (the “Securities Purchase Agreement”) and all ancillary documents thereto.  Pursuant to the TARP Letter Agreement, the Company also agreed to pay, by September 19, 2011, all accrued and unpaid dividends related to the Berkshire TARP Shares Series A and the Berkshire TARP Shares Series B.

The Company further entered into a certain American Recovery and Reinvestment Act Side Letter, dated September 16, 2011, by and between the Company and Treasury (the “ARRA Letter Agreement” and, together with the TARP Letter Agreement, the Certificates of Designations (as defined in Item 3.02) and all ancillary documents thereto, the “TARP Documents”) affirming that: (i) in the event of inconsistency between the terms of the American Recovery and Reinvestment Act of 2009 (“ARRA”) and the Securities Purchase Agreement and related Certificates of Designations, the rules and regulations of ARRA shall control; (ii) the provisions of Section 111 of the Emergency Economic Stabilization Act of 2008 as implemented by the Interim Final Rule on TARP Standards for Compensation and Corporate Governance, as amended by ARRA or otherwise from time to time, will apply to the Company; and (iii) the Company will be permitted to repay the preferred shares in accordance with ARRA.

Pursuant to the TARP Documents, on September 17, 2011, in exchange for the outstanding Berkshire TARP Shares Series A and Berkshire TARP Shares Series B, the Company issued to Treasury (i) 2,892 shares of the Series A Shares, having a liquidation preference of $1,000 per share; and (ii) 145 shares of the Series B Shares, having a liquidation preference of $1,000 per share. The issuance and sale of these securities was a private placement exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.

The preferred shares will qualify as Tier I capital and will pay cumulative dividends at a rate of 5% per annum through the five year anniversary of the Securities Purchase Agreement and 9% per annum thereafter. Dividends are payable on the preferred shares quarterly and are payable on February 15, May 15, August 15, and November 15 of each year. Should the company fail to pay a total of six dividend payments on the preferred shares, whether or not consecutive, the holders of the preferred shares will have the right to elect two directors to the company’s board of directors until the company has paid all such dividends that it had failed to pay. The preferred shares have no maturity date and rank senior to the Company’s common stock with respect to the payment of dividends and distributions and amounts payable upon liquidation, dissolution and winding up of the Company. The preferred shares are generally non-voting, but do have contingent rights to vote on certain matters as more fully described in the Certificates of Designations, copies of which are attached as Exhibits to this Form 8-K.

Until the three year anniversary of the Securities Purchase Agreement, the company may redeem the preferred shares only from the sale or sales of qualifying equity securities of the company in a “Qualified Equity Offering,” as defined in the agreement, resulting in the aggregate of not less than 25% of the U.S. Treasury’s original purchase price. The Securities Purchase Agreement defines a “Qualified Equity Offering” as the sale and issuance for cash of shares of perpetual preferred stock, common stock, or any combination of such stock, that qualify as Tier I capital of the Company under the capital guidelines of the Company’s federal banking agency. After the three year anniversary of the Securities Purchase Agreement, the Company may redeem the preferred shares in whole or in part at any time, or from time to time. All redemptions are subject to the approval of the Board of Governors of the Federal Reserve System.

The Company is obligated to register the resale of the preferred shares under certain circumstances including without limitation if the Company files another registration statement under which the preferred shares can be registered or if, under certain circumstances, Treasury requests.

The Securities Purchase Agreement contains certain limitations on the payment of dividends on common stock and any other class or series of stock of the Company that ranks junior to or on par with the preferred shares. The ability to repurchase such stock is also restricted under the Securities Purchase Agreement.

Section 5.3 of the Securities Purchase Agreement states that the Securities Purchase Agreement and all related documents may be amended unilaterally by Treasury to the extent required to comply with any changes in applicable federal statutes after the execution thereof.

General

The foregoing summaries of the Plan of Reorganization, the Amendment, the Merger Agreement, the TARP Letter Agreement (which includes the Securities Purchase Agreement) and the ARRA Letter Agreement are not complete and are qualified in their entirety by reference to the complete text of each document.  Each of the Plan of Reorganization, the Amendment, TARP Letter Agreement, the ARRA Letter Agreement, the Certificates of Designations and the forms of share certificates for the preferred shares are filed as Exhibits hereto, and are incorporated herein by reference in their entirety, and the Merger Agreement was previously filed as Exhibits 2.2 and 2.5 to the Registration Statement, and is incorporated herein by reference in its entirety.

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES

On September 17, 2011, the Company completed the issuance to Treasury of the Series A Shares and Series B Shares in exchange for the Berkshire TARP Shares Series A and Berkshire TARP Shares Series B, respectively.  No underwriting discounts or commissions were applicable.  The issuance and sale of these securities was a private placement exempt from registration pursuant to Section 4(2) of the Securities Act of 1933 on the basis that all of the securities were sold to a single institutional purchaser.  The offering was not underwritten.  Each of the Series A Shares and the Series B Shares are subject to the benefits and terms of respective Certificates of Designations filed with the Secretary of the Commonwealth of the Commonwealth of Pennsylvania on September 16, 2011 (collectively, the “Certificates of Designations”), copies of which are attached as Exhibits to this Form 8-K.  The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

ITEM 3.03  MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

On September 17, 2011, the Company completed the issuance to Treasury of the Series A Shares and Series B Shares in exchange for the Berkshire TARP Shares Series A and Berkshire TARP Shares Series B, respectively.  The preferred shares are subject to the benefits and terms of the Certificates of Designations, copies of which are attached as Exhibits to this Form 8-K.  The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(b) Effective prior to the effective time of the Reorganization (which was September 17, 2011 at 12:01 a.m.), Bhanu Choudhrie resigned from the Company’s board of directors and all committees pending completion of a standard name check process by the Federal Reserve Bank and the Company’s receipt of notification from the Federal Reserve Bank that the name check has been completed and the information received in connection with the name check is not inconsistent with Mr. Choudhrie assuming a position at Company, including board membership.

ITEM 8.01  OTHER EVENTS

On September 17, 2011, the Company issued a Press Release announcing the Reorganization and the consummation of the transactions contemplated by the Merger Agreement. The Press Release, attached as Exhibit 99.1 hereto and incorporated herein by reference, is being furnished to the SEC and shall not be deemed to be “filed” for any purpose.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit No.	Description
2.1	Plan of Merger and Reorganization, effective September 17, 2011, by and among the Company, Customers Bank and New Century Interim Bank
2.2	Amendment to Agreement and Plan of Merger, dated as of September 16, 2011, by and among the Company, Customers Bank, Berkshire and Berkshire Bank
4.1	Certificate of Designations relating to the Company’s Fixed Rate Cumulative Perpetual Preferred Stock, Series A
4.2	Certificate of Designations relating to the Company’s Fixed Rate Cumulative Perpetual Preferred Stock, Series B
4.3	Form of Share Certificate relating to the Company’s Fixed Rate Cumulative Perpetual Preferred Stock, Series B
4.4	Form of Share Certificate relating to the Company’s Fixed Rate Cumulative Perpetual Preferred Stock, Series A
10.1	TARP Letter Agreement, dated as of September 16, 2011, by and among the Company, Berkshire and Treasury
10.2	ARRA Letter Agreement, dated as of September 16, 2011, by and among the Company and Treasury
99.1	Press Release

B # 1464424 v.2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CUSTOMERS BANCORP, INC. By: /s/ Thomas R. Brugger Name: Thomas R. Brugger Title: Executive Vice President and Chief Financial Officer

Date:           September 22, 2011

EXHIBIT INDEX

Exhibit No.	Description
2.1	Plan of Merger and Reorganization, effective September 17, 2011, by and among the Company, Customers Bank and New Century Interim Bank
2.2	Amendment to Agreement and Plan of Merger, dated as of September 16, 2011, by and among the Company, Customers Bank, Berkshire and Berkshire Bank
4.1	Certificate of Designations relating to the Company’s Fixed Rate Cumulative Perpetual Preferred Stock, Series A
4.2	Certificate of Designations relating to the Company’s Fixed Rate Cumulative Perpetual Preferred Stock, Series B
4.3	Form of Share Certificate relating to the Company’s Fixed Rate Cumulative Perpetual Preferred Stock, Series B
4.4	Form of Share Certificate relating to the Company’s Fixed Rate Cumulative Perpetual Preferred Stock, Series A
10.1	TARP Letter Agreement, dated as of September 16, 2011, by and among the Company, Berkshire and Treasury
10.2	ARRA Letter Agreement, dated as of September 16, 2011, by and among the Company and Treasury
99.1	Press Release